2004 Annual Shareholders Meeting

February 11, 2004

We are building on the strong foundation of Steak n Shake, by reinforcing the Virtuous Cycle and offering our restaurants to an ever expanding circle of raving fans


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
THE STEAK N SHAKE
VIRTUOUS CYCLE
BETTER SUPPORT &
ENABLE OUR LEADERS
TAKE BETTER CARE
OF OUR ASSOCIATES
TAKE BETTER CARE
OF OUR GUESTS
TAKE BETTER CARE OF OUR
MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR,
BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

The Virtuous Cycle begins with capable leaders who are able to energize our associates - and our challenge is to develop each leader to their full potential


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
BETTER SUPPORT & ENABLE OUR LEADERS
THE STEAK N SHAKE VIRTUOUS CYCLE
TAKE BETTER CARE OF OUR ASSOCIATES
TAKE BETTER CARE OF OUR GUESTS
TAKE BETTER CARE OF OUR MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR, BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

Manager turnover has decreased to 26.3% in Q1


Trailing 13 Period Manager Turnover Rates
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
41%
36%
32%
30%
26%
Q1
Q2
Q3
Q4
Q1
FY '03
FY '04

The field management staffing level remained above 100% in Q1


Manager Staffing Level
103.0%
102.0%
101.0%
100.0%
99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
97%
99%
98%
102%
101%
Q1
Q2
Q3
Q4
Q1
FY '03
FY'04

Key objectives and initiatives are in place to recruit, train and motivate effective leaders


Commitments
Objectives
Deliver $.98 to $1.02 EPS for FY '04
Leaders
Associates
Guests
Margins
Expansion
Recruited Promoted & In the Right Place
Effective & Trained
Motivated

Our next challenge is to take better care of our associates, because we will only succeed when we help our associates realize their full potential as they serve each other and our guests


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
BETTER SUPPORT & ENABLE OUR LEADERS
THE STEAK N SHAKE VIRTUOUS CYCLE
TAKE BETTER CARE OF OUR ASSOCIATES
TAKE BETTER CARE OF OUR GUESTS
TAKE BETTER CARE OF OUR MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR, BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

We have made some progress but crew turnover is still a large opportunity. It will continue to be a major focus in 2004



Crew Turnover
% Crew Turnover
220%
210%
200%
190%
180%
170%
160%
150%
213%
202%
192%
188%
177%
Q1
Q2
Q3
Q4
Q1
FY '03
Quarter
FY'04

Company-wide EYW scores have once again increased in Q1



Company-Wide EYW Scores
96%
94%
92%
90%
88%
86%
84%
82%
80%
78%
84%
92%
93%
94%
95%
Q1
Q2
Q3
Q4
Q1
FY '03
FY'04

Nearly 84% of stores have Earn Your Wings scores in excess of 90%


Stores with >90%EYW Scores
85%
83%
81%
79%
77%
75%
73%
71%
69%
67%
65%
79%
78%
79%
84%
Q2
Q3
Q4
Q1
FY '03
EYW Scores
FY'04

Key objectives and initiatives are in place to retain associates, match them with the right challenge, train and motivate them


Commitments
Objectives
Deliver $.98 to $1.02 EPS for FY'04
Leaders
Associates
Guests
Margins
Expansion
Recruited Developed & In the Right Place
Effective & Trained
Motivated
Retain Associates - Satisfied and Loyal
Capable of Meeting the Challenge
Effective & Trained
Motivated

Together our challenge is to better serve our guests so that they are delighted and want to return, fueling a bright future


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
THE STEAK N SHAKE
VIRTUOUS CYCLE
BETTER SUPPORT & ENABLE OUR LEADERS
TAKE BETTER CARE OF OUR ASSOCIATES
TAKE BETTER CARE OF OUR GUESTS
TAKE BETTER CARE OF OUR MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR, BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

After a difficult period ending in Q1 of '03, and in spite of negative industry trends, same store sales trends have improved substantially and are driving profits



Quarterly Same Store Sales
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY'02
FY '03
FY'04

Table service, a key driver of guest satisfaction, improved directionally


Mystery Shop Scores
Table Service
79
77
75
73
71
69
67
65
67.4
71.6
76.4
78.4
April
June
October
December

Service performance gains were maintained in December


Mystery Shop Scores
Overall Performance
90
88
86
84
82
80
78
76
74
72
70
81.2
83.5
86.0
86.0
April
June
October
December

Total Shake Sales increased 32% over prior year in the 1st Quarter



Total Shake Sales (000)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Sales
4
5
6
7
8
9
10
11
12
13
1
2
3
Period
FY 02 - 03
FY 03 - 04

Credit cards continue to contribute to sales growth through both incremental guest visits and higher average check



Credit Card Usage - Percent of Sales
12/15/02 System-wide credit card rollout
20%
Percent of Sales
15%
10%
5%
0%
FY '04
Period
1 2 3 4 5 6 7 8 9 10 11 12 13 1 2 3

* Highest credit percentage of any DMA - Dallas - 36%

During non-coupon weeks same store sales have grown and each time have increased at a greater rate



Comparable Sales Change verses Prior Year
12
10
8
6
4
2
0
-2
-4
-2.1
+0.8
+4.9
+11.7
+12.0
10/7-12/28
2/9-3/15
4/20-6/7
7/13-8/9
9/21-11/8
= Coupon Period

Add Hot Fudge to any Milk Shake and the Double Cheese Double Steakburger 70th Anniversary Dinner launched December 28, 2003.


Hot Fudge in a Cold Milk Shake.
Looking back, it was so obvious.
Add Hot Fudge to any Milk Shake for 39¢


IT'S OUR 70th ANNIVERSARY.
We'd like to propose a toasted bun.
THE 70th ANNIVERSARY STEAK N SHAKE DINNER

Key objectives and initiatives are in place to bring guests to our restaurants, and serve them better by knowing their needs, delighting them with food and service, and addressing their concerns


Deliver $.98 to $1.02 EPS for FY'04
Commitments
Objectives
Leaders
Associates
Guests
Margins
Expansion
Recruited Developed & In the Right Place
Effective & Trained
Motivated
Retain Associates - Satisfied and Loyal
Capable of Meeting the Challenge
Effective & Trained
Motivated
Invite & Educate Guests with Television
Needs Understood
Delighted with Food
Delighted with Service
Concerns Addressed

By serving each stakeholder well and managing our assets wisely we can also enhance our margins


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
THE STEAK N SHAKE
VIRTUOUS CYCLE
BETTER SUPPORT &
ENABLE OUR LEADERS
TAKE BETTER CARE
OF OUR ASSOCIATES
TAKE BETTER CARE
OF OUR GUESTS
TAKE BETTER CARE OF OUR
MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR,
BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

Food Cost exceeded PY by 0.6% due to increases in commodity prices


Food Cost as a Percentage of Sales
24%
23%
22%
21%
20%
19%
18%
Q1 FY '03
Q1 FY '04

Restaurant labor as a percentage of Sales decreased 0.6% vs. PY driven by efficiencies resulting from Same Store Sales increases



Restaurant Labor as a Percentage of Sales
38%
37%
36%
35%
34%
33%
32%
Q1 FY '03
Q1 FY '04

Key objectives and initiatives are in place to optimize labor and other variable costs, improve EVA on capital invested, and improve G&A efficiency


Deliver $.98 to $1.02 EPS for FY'04
Commitments
Objectives
Leaders
Associates
Guests
Margins
Recruited Developed & In the Right Place
Effective & Trained
Motivated
Retain Associates - Satisfied and Loyal
Capable of Meeting the Challenge
Effective & Trained
Motivated
Invite & Educate Guests with Television
Needs Understood
Delighted with Food
Delighted with Service
Concerns Addressed
Optimize Labor & Other Variable Cost
Improve G&A Efficiency
Improve EVA on Capital Invested

As we improve our core operations we are capable of reaching more people with our own stores and franchises



EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
BETTER SUPPORT & ENABLE OUR LEADERS
THE STEAK N SHAKE VIRTUOUS CYCLE
TAKE BETTER CARE OF OUR ASSOCIATES
TAKE BETTER CARE OF OUR GUESTS
TAKE BETTER CARE OF OUR MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR, BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

We have continued to grow the number of stores in our system



Company-Owned
Franchised
284
404
413
450
400
350
300
250
200
150
100
50
0
FY'98
FY '02
FY '03

The Company expects to open 15 - 18 new units during FY '04. Four have opened so far, with an additional four slated for Q2 with encouraging early results.

Q1

Location	DMA	Status
Brownsburg, IN	Indianapolis	Opened 10/6/03
Pleasant Hills, PA	Pittsburgh	Opened 11/3/03
Plano, TX	Dallas	Opened 11/10/03

Q2

Location	DMA	Status
Glenview, IL	Chicago	Opened 2/2/04
Lewisville, TX	Dallas	Opening 2/16/04
Machesney Park, IL	Rockford	Under Construction
Fenton, MO	St. Louis	Under Construction
Newark, OH	Columbus, OH	Under Construction

We have approved five new Franchise candidates in the last year which are pursuing potential locations. Additionally, existing franchisees continue to expand

- One candidate has been selected to develop each of the following new DMA's:
  - Tulsa, OK
  - Oklahoma City, OK
  - Ft. Smith (Springdale/Rogers), AR
  - Raleigh, NC
  - Birmingham, AL

- Existing franchisees opened two units during Q1 FY '04
  - Springfield, MO DMA (Branson)
  - Atlanta, GA (Lithonia)

Key objectives and initiatives are in place to open new units, upgrade existing units, and add new franchisees


Deliver $.98 to $1.02 EPS for FY'04
Commitments
Objectives
Leaders
Associates
Guests
Margins
Expansion
Recruited Developed & In the Right Place
Effective & Trained
Motivated
Retain Associates - Satisfied and Loyal
Capable of Meeting the Challenge
Effective & Trained
Motivated
Invite & Educate Guests with Television
Needs Understood
Delighted with Food
Delighted with Service
Concerns Addressed
Optimize Labor & Other Variable Costs
Improve G&A Efficiency
Improve EVA on Capital Invested
New Unit Openings
New Franchisees
Remodels

By taking care of the fundamentals we are able to reward our shareholders and continue the Virtuous Cycle


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
THE STEAK N SHAKE
VIRTUOUS CYCLE
BETTER SUPPORT &
ENABLE OUR LEADERS
TAKE BETTER CARE
OF OUR ASSOCIATES
TAKE BETTER CARE
OF OUR GUESTS
TAKE BETTER CARE OF OUR
MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR,
BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.

The result of this outstanding business model has been the source of major value creation

- Steak n Shake has steadily grown sales and earnings

Systemwide Sales – Steak n Shake (in millions)


$425.3
$489.0
$531.6
$547.8
$592.6
1999
2000
2001
2002
2003

Adjusted Net Earnings (Non-GAAP in millions)


$17.5
$21.5
$20.8
$23.1
$24.3
1999
2000
2001
2002
2003

Adjusted net earnings is a non-GAAP measure that excludes the provision for restaurant closings.

- Net earnings in accordance with GAAP is adjusted for the $5.2 million ($3.4 million after tax or $.13 per diluted share) provision for restaurant closings recorded in the fourth quarter of fiscal year 2003.
- Steak n Shake believes the provision is unusual in nature and would not be indicative of ongoing operating results.

A reconciliation of net earnings in accordance with GAAP to adjusted net earnings is as follows:

(Amounts in thousands)	Q1	Q2	Q3	Q4	2003
Net earnings	$3,402	$6,839	$7,089	$3,609	$20,939
Provision for restaurant closings, net of income taxes				3,360	3,360
Adjusted net earnings	$3,402	$6,839	$7,089	$6,969	$24,299

In the reporting of Fiscal 2003 results, we announced the decision to record provision for nine restaurant closures of $5.2M ($3.4M net of taxes - or $.13 per Diluted Share).

- During 2003 we completed a review of all restaurants, **identified problem stores and identified actions** to maximize value from each store.
- We determined that the best way to maximize shareholder value was to **exit nine locations** and secure the value from the sale of the property.
- Most of these locations were **in remote areas without the local critical mass** of support to succeed. We have changed our real estate investment practices to address the underlying lessons learned.
- By facing these issues, we have **improved cash flow, future earnings and management focus** on stores with true potential.

Earnings improved consistently over the last 3 years with growing momentum

Diluted Earnings Per Share (adjusted)



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
Fiscal 2001
Fiscal 2002
Fiscal 2003

Q1 Sales were up 12%


Sales in 000s
$101,285
$113,516
Q1 FY '03
Q1 FY '04

Q1 Net Earnings exceeded prior year by $1.2 million, or 34.9%



Net Earnings in 000s
$3,402
$4,590
Q1 FY '03
Q1 FY '04

Q1 '04 EPS was up $.04 cents, or 30%



Earnings Per Share
$0.13
$0.17
Q1 FY '03
Q1 FY '04

Earnings per share have shown steady progress and are expected to be in the range of $.98 to $1.02


Earnings Per Share (adjusted)
1.05
1.00
0.95
0.90
0.85
0.80
0.75
0.70
0.65
0.60
.83
.90
.98 - 1.02
2002
2003
2004

Shareholders have benefited from the early progress



On January 21, 2004, the stock closed at its all time high of $21.70
25
20
15
10
5
0
$9.97 -$11.63
$14.50 - $18.13
$17.21 - $21.70
Q1'03
Q1'04
Q2'04 thru 2/10/04

We are building on the strong foundation of Steak n Shake, by reinforcing the Virtuous Cycle and offering our restaurants to an ever expanding circle of raving fans


EXPANDING
THE REACH OF STEAK N SHAKE
WITH MORE RESTAURANTS AND FRANCHISES.
THE STEAK N SHAKE
VIRTUOUS CYCLE
BETTER SUPPORT &
ENABLE OUR LEADERS
TAKE BETTER CARE
OF OUR ASSOCIATES
TAKE BETTER CARE
OF OUR GUESTS
TAKE BETTER CARE OF OUR
MARGINS AND LABOR
GROW SALES, PROFITS AND SHAREHOLDER WEALTH
INVEST MORE IN LABOR,
BENEFITS AND TRAINING
A STRONG FOUNDATION AND HERITAGE.